CONSOLIDATED BALANCE SHEETS - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021
Current assets
Cash and cash equivalents	$ 254	$ 252
Accounts Receivable	22
Note Receivable - related party	3,542	3,560
Other current assets	38
Total current assets	3,856	3,812
Property and equipment, net of depreciation
Land, buildings and equipment	640	643
Total assets	$ 4,496	$ 4,455